UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 1, 1998


                             SCOTSMAN HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


    State of Deleware               033-78954                    52-1862719
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     (State or other         (Commission File Number)         (I.R.S. Employer
     jurisdiction of                                         Identification No.)
      incorporation)


8211 Town Center Drive, Baltimore, Maryland                         21236
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 (Address of principal executive offices)                         (zip code)


Registrant's telephone number, including area code (410) 931-6000


                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

         On September 1, 1998, Williams Scotsman, Inc., a Maryland corporation ("Scotsman"), a wholly-owned subsidiary of Scotsman Holdings, Inc. (the "Company") acquired all of the outstanding stock of Space Master International, Inc., a privately held Georgia corporation ("SMI"). Total consideration for the acquisition of SMI was approximately $270 million, including the repayment of existing indebtedness of SMI. The acquisition was financed in part with additional borrowings under Scotsman's amended credit facility arranged by Bankers Trust Company, and in part with additional equity investments by Cypress Merchant Banking Partners, L.P., Keystone, Inc. and Odyssey Investment Partners Fund LP. A current report on Form 8-K reporting this acquisition was filed by Scotsman on September 15, 1998.

         On September 1, 1998, the Company issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Business Acquired.

         To be filed by amendment within 60 days from the date this Form 8-K was required to be filed.

         (b) Pro Forma Financial Information.

         To be filed by amendment within 60 days from the date this Form 8-K was required to be filed.

         (c) Exhibits.


     Exhibit Number
 (Referenced to Item 601
    of Regulation S-K)                  Description of Exhibit
    ------------------                  ----------------------

            2 Stock Purchase Agreement, dated as of July 23, 1998, between Williams Scotsman, Inc. and Raymond A. Wooldridge

         99.1                   Press Release, dated as of September 1,
                                1998.

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: November 13, 1998

                                                 SCOTSMAN HOLDINGS, INC.


                                                 By: /s/ Gerard E. Keefe
                                                 -----------------------
                                                 Gerard E. Keefe
                                                 Vice President and
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX

    Exhibit Number
(Referenced to Item 601                                            Sequentially
   of Regulation S-K)            Description of Exhibit            Numbered Page
   ------------------            ----------------------            -------------

           2             Stock Purchase Agreement, dated as of
                         July 23, 1998, between Williams Scotsman,
                         Inc. and Raymond A. Wooldridge

        99.1             Press Release, dated as of September 1,
                         1998.